UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022 (January 10, 2022)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices)

(877) 742-3094
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 10, 2022, Aerkomm Inc. (“Aerkomm,” or “we”) entered into a joint venture (the “Joint Venture”) agreement (the “Agreement”) with Sakai Display Products Corporation, a company incorporated under the laws of Japan (“SDPJ”), and PanelSemi Corporation, a company incorporated under the laws of Taiwan (“PanelSemi”). We did not have any relationship with SDPJ or PanelSemi prior to entering into the Agreement.

Through this Joint Venture, we will develop and commercialize a tile antenna (“Tile Antenna”). The Joint Venture will be operated through a to-be-established California corporation (“Newco”), which will be owned initially 100% by SDPJ. We will license to Newco our intellectual property, know-how and research and development results related to the Tile Antenna. SDPJ will provide Newco with working capital to develop the Tile Antenna proof of concept (“POC”). Upon approval of the POC, we will contribute the intellectual property to Newco in exchange for 52% of the equity interest in Newco, and SDPJ and PanelSemi collectively will contribute $20 million in cash (less the contributions funded prior to the POC approval). SDPJ will hold 45% of Newco’s equity interest and PanelSemi will hold the remaining 3%.

Moreover, according to the Agreement, SDPJ will invest €7.5 million in Aerkomm via private placement upon approval of the POC.

In the event that the POC is not achieved within 11 months following the signing of the Agreement, the Joint Venture will be terminated, at which time we will terminate the intellectual property license to Newco and Newco will remain 100% owned by SDPJ.

This description of the material terms of the Agreement is not complete and should be read in conjunction of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Joint Venture Agreement dated January 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2022	AERKOMM INC.

/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer

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